Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
Second Quarter 2018

__________

(1)
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended June 30, 2018 once it is filed with the Securities and Exchange Commission.

(2)
This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2018 Q2 vs.		Six Months Ended June 30,
(Dollars in millions, except per share data and as noted)	2018	2018	2017	2017	2017	2018	2017			2018 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2018	2017	2017
Income Statement
Net interest income	$5,551	$5,718	$5,813	$5,700	$5,473	(3)%	1%	$11,269	$10,947	3%
Non-interest income	1,641	1,191	1,200	1,285	1,231	38	33	2,832	2,292	24
Total net revenue(1)	7,192	6,909	7,013	6,985	6,704	4	7	14,101	13,239	7
Provision for credit losses	1,276	1,674	1,926	1,833	1,800	(24)	(29)	2,950	3,792	(22)
Non-interest expense:
Marketing	425	414	460	379	435	3	(2)	839	831	1
Operating expenses	2,999	3,159	3,319	3,188	2,979	(5)	1	6,158	6,017	2
Total non-interest expense	3,424	3,573	3,779	3,567	3,414	(4)	—	6,997	6,848	2
Income from continuing operations before income taxes	2,492	1,662	1,308	1,585	1,490	50	67	4,154	2,599	60
Income tax provision	575	319	2,170	448	443	80	30	894	757	18
Income (loss) from continuing operations, net of tax	1,917	1,343	(862)	1,137	1,047	43	83	3,260	1,842	77
Income (loss) from discontinued operations, net of tax	(11)	3	(109)	(30)	(11)	**	—	(8)	4	**
Net income (loss)	1,906	1,346	(971)	1,107	1,036	42	84	3,252	1,846	76
Dividends and undistributed earnings allocated to participating securities(2)	(12)	(10)	(1)	(8)	(8)	20	50	(23)	(13)	77
Preferred stock dividends	(80)	(52)	(80)	(52)	(80)	54	—	(132)	(133)	(1)
Net income (loss) available to common stockholders	$1,814	$1,284	$(1,052)	$1,047	$948	41	91	$3,097	$1,700	82
Common Share Statistics
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$3.76	$2.63	$(1.95)	$2.22	$1.98	43%	90%	$6.39	$3.51	82%
Income (loss) from discontinued operations	(0.02)	0.01	(0.22)	(0.06)	(0.02)	**	—	(0.02)	0.01	**
Net income (loss) per basic common share	$3.74	$2.64	$(2.17)	$2.16	$1.96	42	91	$6.37	$3.52	81
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$3.73	$2.61	$(1.95)	$2.20	$1.96	43	90	$6.35	$3.48	82
Income (loss) from discontinued operations	(0.02)	0.01	(0.22)	(0.06)	(0.02)	**	—	(0.02)	0.01	**
Net income (loss) per diluted common share	$3.71	$2.62	$(2.17)	$2.14	$1.94	42	91	$6.33	$3.49	81
Weighted-average common shares outstanding (in millions):
Basic	485.1	486.9	485.7	484.9	484.0	—	—	485.9	483.1	1
Diluted	488.3	490.8	485.7	489.0	488.1	(1)	—	489.6	487.7	—
Common shares outstanding (period-end, in millions)	478.4	485.9	485.5	484.4	483.7	(2)	(1)	478.4	483.7	(1)
Dividends declared and paid per common share	$0.40	$0.40	$0.40	$0.40	$0.40	—	—	$0.80	$0.80	—
Tangible book value per common share (period-end)(3)	63.86	61.29	60.28	63.06	60.94	4	5	63.86	60.94	5

						2018 Q2 vs.		Six Months Ended June 30,
(Dollars in millions)	2018	2018	2017	2017	2017	2018	2017			2018 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2018	2017	2017
Balance Sheet (Period-End)
Loans held for investment	$236,124	$248,256	$254,473	$252,422	$244,302	(5)%	(3)%	$236,124	$244,302	(3)%
Interest-earning assets	332,167	332,251	334,124	329,002	319,286	—	4	332,167	319,286	4
Total assets	363,989	362,857	365,693	361,402	350,593	—	4	363,989	350,593	4
Interest-bearing deposits	222,605	224,671	217,298	212,956	213,810	(1)	4	222,605	213,810	4
Total deposits	248,225	250,847	243,702	239,062	239,763	(1)	4	248,225	239,763	4
Borrowings	53,310	50,693	60,281	59,458	49,954	5	7	53,310	49,954	7
Common equity	45,566	44,842	44,370	45,794	44,777	2	2	45,566	44,777	2
Total stockholders’ equity	49,926	49,203	48,730	50,154	49,137	1	2	49,926	49,137	2
Balance Sheet (Average Balances)
Loans held for investment	$240,758	$249,726	$252,566	$245,822	$242,241	(4)%	(1)%	$245,218	$241,875	1%
Interest-earning assets	333,495	330,183	330,742	322,015	318,078	1	5	331,850	318,215	4
Total assets	363,929	362,049	363,045	355,191	349,891	1	4	362,988	350,761	3
Interest-bearing deposits	223,079	219,670	215,258	213,137	214,412	2	4	221,384	213,696	4
Total deposits	248,790	245,270	241,562	238,843	240,550	1	3	247,040	239,555	3
Borrowings	52,333	54,588	58,109	54,271	48,838	(4)	7	53,454	51,085	5
Common equity	45,466	44,670	46,350	45,816	44,645	2	2	45,070	44,241	2
Total stockholders’ equity	49,827	49,031	50,710	50,176	49,005	2	2	49,431	48,602	2

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2018 Q2 vs.				Six Months Ended June 30,
(Dollars in millions, except as noted)	2018	2018	2017	2017	2017	2018		2017				2018 vs.
	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2018	2017	2017
Performance Metrics
Net interest income growth (period over period)	(3)%	(2)%	2%	4%	—	**		**		3%	8%	**
Non-interest income growth (period over period)	38	(1)	(7)	4	16%	**		**		24	(1)	**
Total net revenue growth (period over period)	4	(1)	—	4	3	**		**		7	6	**
Total net revenue margin(4)	8.63	8.37	8.48	8.68	8.43	26	bps	20	bps	8.50	8.32	18	bps
Net interest margin(5)	6.66	6.93	7.03	7.08	6.88	(27)		(22)		6.79	6.88	(9)
Return on average assets	2.11	1.48	(0.95)	1.28	1.20	63		91		1.80	1.05	75
Return on average tangible assets(6)	2.20	1.55	(0.99)	1.34	1.25	65		95		1.87	1.10	77
Return on average common equity(7)	16.06	11.47	(8.14)	9.40	8.59	5%		7%		13.78	7.67	6%
Return on average tangible common equity(8)	23.99	17.32	(12.12)	14.11	13.09	7		11		20.70	11.75	9
Non-interest expense as a percentage of average loans held for investment	5.69	5.72	5.98	5.80	5.64	(3	)bps	5	bps	5.71	5.66	5	bps
Efficiency ratio(9)	47.61	51.72	53.89	51.07	50.92	(4)%		(3)%		49.62	51.73	(2)%
Operating efficiency ratio(10)	41.70	45.72	47.33	45.64	44.44	(4)		(3)		43.67	45.45	(2)
Effective income tax rate for continuing operations	23.1	19.2	165.9	28.3	29.7	4		(7)		21.5	29.1	(8)
Employees (in thousands), period-end	47.8	47.9	49.3	50.4	49.9	—		(4)		47.8	49.9	(4)
Credit Quality Metrics
Allowance for loan and lease losses	$7,368	$7,567	$7,502	$7,418	$7,170	(3)%		3%		$7,368	$7,170	3%
Allowance as a percentage of loans held for investment	3.12%	3.05%	2.95%	2.94%	2.93%	7	bps	19	bps	3.12%	2.93%	19	bps
Net charge-offs	$1,459	$1,618	$1,828	$1,606	$1,618	(10)%		(10)%		$3,077	$3,128	(2)%
Net charge-off rate(11)	2.42%	2.59%	2.89%	2.61%	2.67%	(17	)bps	(25	)bps	2.51%	2.59%	(8	)bps
30+ day performing delinquency rate	2.88	2.72	3.23	2.93	2.69	16		19		2.88	2.69	19
30+ day delinquency rate	3.05	2.91	3.48	3.24	2.99	14		6		3.05	2.99	6
Capital Ratios(12)
Common equity Tier 1 capital	11.1%	10.5%	10.3%	10.7%	10.7%	60	bps	40	bps	11.1%	10.7%	40	bps
Tier 1 capital	12.6	12.0	11.8	12.2	12.2	60		40		12.6	12.2	40
Total capital	15.1	14.5	14.4	14.8	14.9	60		20		15.1	14.9	20
Tier 1 leverage	10.3	10.1	9.9	10.5	10.3	20		—		10.3	10.3	—
Tangible common equity (“TCE”)(13)	8.8	8.6	8.3	8.8	8.8	20		—		8.8	8.8	—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2018 Q2 vs.		Six Months Ended June 30,
	2018	2018	2017	2017	2017	2018	2017			2018 vs.
(Dollars in millions, except per share data and as noted)	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2018	2017	2017
Interest income:
Loans, including loans held for sale	$5,989	$6,134	$6,133	$5,960	$5,669	(2)%	6%	$12,123	$11,295	7%
Investment securities	539	452	431	431	433	19	24	991	849	17
Other	68	51	40	29	26	33	162	119	54	120
Total interest income	6,596	6,637	6,604	6,420	6,128	(1)	8	13,233	12,198	8
Interest expense:
Deposits	622	539	457	410	382	15	63	1,161	735	58
Securitized debt obligations	124	107	91	85	82	16	51	231	151	53
Senior and subordinated notes	289	251	209	194	179	15	61	540	328	65
Other borrowings	10	22	34	31	12	(55)	(17)	32	37	(14)
Total interest expense	1,045	919	791	720	655	14	60	1,964	1,251	57
Net interest income	5,551	5,718	5,813	5,700	5,473	(3)	1	11,269	10,947	3
Provision for credit losses	1,276	1,674	1,926	1,833	1,800	(24)	(29)	2,950	3,792	(22)
Net interest income after provision for credit losses	4,275	4,044	3,887	3,867	3,673	6	16	8,319	7,155	16
Non-interest income:
Interchange fees, net	723	643	665	662	676	12	7	1,366	1,246	10
Service charges and other customer-related fees	391	432	394	414	418	(9)	(6)	823	789	4
Net securities gains (losses)	(1)	8	1	68	(4)	**	(75)	7	(4)	**
Other(14)	528	108	140	141	141	**	**	636	261	144
Total non-interest income	1,641	1,191	1,200	1,285	1,231	38	33	2,832	2,292	24
Non-interest expense:
Salaries and associate benefits	1,430	1,520	1,521	1,524	1,383	(6)	3	2,950	2,854	3
Occupancy and equipment	503	490	523	471	474	3	6	993	945	5
Marketing	425	414	460	379	435	3	(2)	839	831	1
Professional services	234	210	274	297	279	11	(16)	444	526	(16)
Communications and data processing	317	306	306	294	289	4	10	623	577	8
Amortization of intangibles	43	44	61	61	61	(2)	(30)	87	123	(29)
Other	472	589	634	541	493	(20)	(4)	1,061	992	7
Total non-interest expense	3,424	3,573	3,779	3,567	3,414	(4)	—	6,997	6,848	2
Income from continuing operations before income taxes	2,492	1,662	1,308	1,585	1,490	50	67	4,154	2,599	60
Income tax provision	575	319	2,170	448	443	80	30	894	757	18
Income (loss) from continuing operations, net of tax	1,917	1,343	(862)	1,137	1,047	43	83	3,260	1,842	77
Income (loss) from discontinued operations, net of tax	(11)	3	(109)	(30)	(11)	**	—	(8)	4	**
Net income (loss)	1,906	1,346	(971)	1,107	1,036	42	84	3,252	1,846	76
Dividends and undistributed earnings allocated to participating securities(2)	(12)	(10)	(1)	(8)	(8)	20	50	(23)	(13)	77
Preferred stock dividends	(80)	(52)	(80)	(52)	(80)	54	—	(132)	(133)	(1)
Net income (loss) available to common stockholders	$1,814	$1,284	$(1,052)	$1,047	$948	41	91	$3,097	$1,700	82

						2018 Q2 vs.		Six Months Ended June 30,
	2018	2018	2017	2017	2017	2018	2017			2018 vs.
(Dollars in millions, except per share data and as noted)	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2018	2017	2017
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$3.76	$2.63	$(1.95)	$2.22	$1.98	43%	90%	$6.39	$3.51	82%
Income (loss) from discontinued operations	(0.02)	0.01	(0.22)	(0.06)	(0.02)	**	—	(0.02)	0.01	**
Net income (loss) per basic common share	$3.74	$2.64	$(2.17)	$2.16	$1.96	42	91	$6.37	$3.52	81
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$3.73	$2.61	$(1.95)	$2.20	$1.96	43	90	$6.35	$3.48	82
Income (loss) from discontinued operations	(0.02)	0.01	(0.22)	(0.06)	(0.02)	**	—	(0.02)	0.01	**
Net income (loss) per diluted common share	$3.71	$2.62	$(2.17)	$2.14	$1.94	42	91	$6.33	$3.49	81
Weighted-average common shares outstanding (in millions):
Basic common shares	485.1	486.9	485.7	484.9	484.0	—	—	485.9	483.1	1
Diluted common shares	488.3	490.8	485.7	489.0	488.1	(1)	—	489.6	487.7	—
Dividends declared and paid per common share	$0.40	$0.40	$0.40	$0.40	$0.40	—	—	$0.80	$0.80	—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2018 Q2 vs.
	2018	2018	2017	2017	2017	2018	2017
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2
Assets:
Cash and cash equivalents:
Cash and due from banks	$4,499	$4,220	$4,458	$4,154	$3,352	7%	34%
Interest-bearing deposits and other short-term investments	7,774	9,788	9,582	4,330	3,363	(21)	131
Total cash and cash equivalents	12,273	14,008	14,040	8,484	6,715	(12)	83
Restricted cash for securitization investors	1,023	309	312	304	300	**	**
Investment securities:
Securities available for sale, at fair value	50,691	47,155	37,655	39,742	41,120	7	23
Securities held to maturity, at carrying value	33,464	23,075	28,984	28,650	27,720	45	21
Total investment securities	84,155	70,230	66,639	68,392	68,840	20	22
Loans held for investment:
Unsecuritized loans held for investment	201,222	213,313	218,806	217,659	214,864	(6)	(6)
Loans held in consolidated trusts	34,902	34,943	35,667	34,763	29,438	—	19
Total loans held for investment	236,124	248,256	254,473	252,422	244,302	(5)	(3)
Allowance for loan and lease losses	(7,368)	(7,567)	(7,502)	(7,418)	(7,170)	(3)	3
Net loans held for investment	228,756	240,689	246,971	245,004	237,132	(5)	(4)
Loans held for sale, at lower of cost or fair value	1,480	1,498	971	1,566	777	(1)	90
Premises and equipment, net	4,095	4,055	4,033	3,955	3,825	1	7
Interest receivable	1,493	1,496	1,536	1,426	1,346	—	11
Goodwill	14,531	14,536	14,533	14,532	14,524	—	—
Other assets	16,183	16,036	16,658	17,739	17,134	1	(6)
Total assets	$363,989	$362,857	$365,693	$361,402	$350,593	—	4

						2018 Q2 vs.
	2018	2018	2017	2017	2017	2018	2017
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2
Liabilities:
Interest payable	$450	$353	$413	$301	$376	27%	20%
Deposits:
Non-interest-bearing deposits	25,620	26,176	26,404	26,106	25,953	(2)	(1)
Interest-bearing deposits	222,605	224,671	217,298	212,956	213,810	(1)	4
Total deposits	248,225	250,847	243,702	239,062	239,763	(1)	4
Securitized debt obligations	19,649	18,665	20,010	17,087	18,358	5	7
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	553	656	576	767	958	(16)	(42)
Senior and subordinated notes	32,920	31,051	30,755	28,420	28,478	6	16
Other borrowings	188	321	8,940	13,184	2,160	(41)	(91)
Total other debt	33,661	32,028	40,271	42,371	31,596	5	7
Other liabilities	12,078	11,761	12,567	12,427	11,363	3	6
Total liabilities	314,063	313,654	316,963	311,248	301,456	—	4

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	31,868	31,779	31,656	31,526	31,413	—	1
Retained earnings	33,626	31,996	30,700	31,946	31,086	5	8
Accumulated other comprehensive loss	(1,793)	(1,599)	(926)	(622)	(683)	12	163
Treasury stock, at cost	(13,782)	(12,980)	(12,707)	(12,703)	(12,686)	6	9
Total stockholders’ equity	49,926	49,203	48,730	50,154	49,137	1	2
Total liabilities and stockholders’ equity	$363,989	$362,857	$365,693	$361,402	$350,593	—	4

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)
Total net revenue was reduced by $309 million in Q2 2018, $335 million in Q1 2018, $377 million in Q4 2017, $356 million in Q3 2017 and $313 million in Q2 2017 for the estimated uncollectible amount of billed finance charges and fees and related losses.

(2)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(3)
Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(4)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.

(5)	Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(6)
Return on average tangible assets is a non-GAAP measure calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(7)
Return on average common equity is calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average common equity for the period. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.

(8)
Return on average tangible common equity (“ROTCE”) is a non-GAAP measure calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average tangible common equity for the period. Our calculation of ROTCE may not be comparable to similarly-titled measures reported by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(9)
Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(10)
Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(11)	Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(12)
Capital ratios as of the end of Q2 2018 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.

(13)
TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(14)
In the second quarter of 2018, we sold the substantial majority of our consumer home loan portfolio and the related servicing. We also transferred the remaining consumer home loan portfolio of $398 million to loans held for sale as of June 30, 2018. These actions resulted in a net gain of approximately $400 million, including a benefit for credit losses of $46 million, which is reflected in the Other category.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2018 Q2			2018 Q1			2017 Q2
	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)
(Dollars in millions, except as noted)
Interest-earning assets:
Loans, including loans held for sale	$242,043	$5,989	9.90%	$250,906	$6,134	9.78%	$242,967	$5,669	9.33%
Investment securities	79,829	539	2.70	69,576	452	2.60	68,857	433	2.52
Cash equivalents and other	11,623	68	2.34	9,701	51	2.10	6,254	26	1.66
Total interest-earning assets	$333,495	$6,596	7.91	$330,183	$6,637	8.04	$318,078	$6,128	7.71
Interest-bearing liabilities:
Interest-bearing deposits	$223,079	$622	1.12	$219,670	$539	0.98	$214,412	$382	0.71
Securitized debt obligations	19,147	124	2.59	19,698	107	2.17	18,400	82	1.78
Senior and subordinated notes	32,250	289	3.58	30,430	251	3.30	27,821	179	2.57
Other borrowings and liabilities	4,132	10	0.97	6,849	22	1.28	3,656	12	1.31
Total interest-bearing liabilities	$278,608	$1,045	1.50	$276,647	$919	1.33	$264,289	$655	0.99
Net interest income/spread		$5,551	6.41		$5,718	6.71		$5,473	6.72
Impact of non-interest-bearing funding			0.25			0.22			0.16
Net interest margin			6.66%			6.93%			6.88%

	Six Months Ended June 30,
	2018			2017
	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)
(Dollars in millions, except as noted)
Interest-earning assets:
Loans, including loans held for sale	$246,451	$12,123	9.84%	$242,610	$11,295	9.31%
Investment securities	74,731	991	2.65	68,637	849	2.47
Cash equivalents and other	10,668	119	2.23	6,968	54	1.55
Total interest-earning assets	$331,850	$13,233	7.98	$318,215	$12,198	7.67
Interest-bearing liabilities:
Interest-bearing deposits	$221,384	$1,161	1.05	$213,696	$735	0.69
Securitized debt obligations	19,421	231	2.38	17,791	151	1.70
Senior and subordinated notes	31,345	540	3.45	26,321	328	2.49
Other borrowings and liabilities	5,483	32	1.17	7,981	37	0.93
Total interest-bearing liabilities	$277,633	$1,964	1.41	$265,789	$1,251	0.94
Net interest income/spread		$11,269	6.57		$10,947	6.73
Impact of non-interest-bearing funding			0.22			0.15
Net interest margin			6.79%			6.88%
__________

(1)
Interest income and interest expense and the calculation of average yields on interest-earning assets and average rates on interest-bearing liabilities include the impact of hedge accounting. In the first quarter of 2018, we adopted Accounting Standard Update No. 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities. As a result, interest income and interest expense amounts shown above include $2 million and $16 million for Q2 2018, and $3 million and $46 million for the six months ended June 30, 2018, respectively, related to hedge ineffectiveness that was previously included in other non-interest income.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2018 Q2 vs.		Six Months Ended June 30,
(Dollars in millions, except as noted)	2018 Q2	2018 Q1	2017 Q4	2017 Q3	2017 Q2	2018 Q1	2017 Q2	2018	2017	2018 vs. 2017
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$100,714	$98,535	$105,293	$99,981	$92,866	2%	8%	$100,714	$92,866	8%
International card businesses	9,063	9,041	9,469	9,149	8,724	—	4	9,063	8,724	4
Total credit card	109,777	107,576	114,762	109,130	101,590	2	8	109,777	101,590	8
Consumer banking:
Auto	55,781	54,811	53,991	53,290	51,765	2	8	55,781	51,765	8
Home loan(1)	—	16,630	17,633	18,820	19,724	**	**	—	19,724	**
Retail banking	2,946	3,233	3,454	3,454	3,484	(9)	(15)	2,946	3,484	(15)
Total consumer banking	58,727	74,674	75,078	75,564	74,973	(21)	(22)	58,727	74,973	(22)
Commercial banking:
Commercial and multifamily real estate	28,292	27,360	26,150	27,944	27,428	3	3	28,292	27,428	3
Commercial and industrial	38,948	38,208	38,025	39,306	39,801	2	(2)	38,948	39,801	(2)
Total commercial lending	67,240	65,568	64,175	67,250	67,229	3	—	67,240	67,229	—
Small-ticket commercial real estate	369	385	400	420	443	(4)	(17)	369	443	(17)
Total commercial banking	67,609	65,953	64,575	67,670	67,672	3	—	67,609	67,672	—
Other loans	11	53	58	58	67	(79)	(84)	11	67	(84)
Total loans held for investment	$236,124	$248,256	$254,473	$252,422	$244,302	(5)	(3)	$236,124	$244,302	(3)
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$98,895	$100,450	$101,087	$93,729	$91,769	(2)%	8%	$99,668	$92,398	8%
International card businesses	8,998	9,052	8,942	8,816	8,274	(1)	9	9,025	8,205	10
Total credit card	107,893	109,502	110,029	102,545	100,043	(1)	8	108,693	100,603	8
Consumer banking:
Auto	55,298	54,344	53,747	52,615	50,803	2	9	54,824	49,743	10
Home loan(1)	8,098	17,224	18,109	19,302	20,203	(53)	(60)	12,635	20,674	(39)
Retail banking	3,084	3,429	3,433	3,446	3,463	(10)	(11)	3,256	3,486	(7)
Total consumer banking	66,480	74,997	75,289	75,363	74,469	(11)	(11)	70,715	73,903	(4)
Commercial banking:
Commercial and multifamily real estate	27,302	26,542	27,770	27,703	27,401	3	—	26,924	26,997	—
Commercial and industrial	38,686	38,246	39,020	39,723	39,815	1	(3)	38,467	39,845	(3)
Total commercial lending	65,988	64,788	66,790	67,426	67,216	2	(2)	65,391	66,842	(2)
Small-ticket commercial real estate	376	393	410	433	453	(4)	(17)	385	463	(17)
Total commercial banking	66,364	65,181	67,200	67,859	67,669	2	(2)	65,776	67,305	(2)
Other loans	21	46	48	55	60	(54)	(65)	34	64	(47)
Total average loans held for investment	$240,758	$249,726	$252,566	$245,822	$242,241	(4)	(1)	$245,218	$241,875	1

						2018 Q2 vs.				Six Months Ended June 30,
(Dollars in millions, except as noted)	2018 Q2	2018 Q1	2017 Q4	2017 Q3	2017 Q2	2018 Q1		2017 Q2		2018	2017	2018 vs. 2017
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card	4.72%	5.26%	5.08%	4.64%	5.11%	(54	)bps	(39	)bps	4.99%	5.12%	(13	)bps
International card businesses	4.14	2.49	3.92	3.08	4.08	165		6		3.32	3.88	(56)
Total credit card	4.67	5.03	4.99	4.51	5.02	(36)		(35)		4.85	5.02	(17)
Consumer banking:
Auto	1.32	1.53	2.12	1.96	1.70	(21)		(38)		1.42	1.67	(25)
Home loan(1)	—	(0.03)	0.23	0.02	0.04	3		(4)		(0.02)	0.03	(5)
Retail banking	2.07	1.89	1.94	2.10	1.71	18		36		1.97	1.81	16
Total consumer banking	1.19	1.19	1.66	1.47	1.25	—		(6)		1.19	1.22	(3)
Commercial banking:
Commercial and multifamily real estate	—	—	(0.01)	(0.01)	0.03	—		(3)		—	0.02	(2)
Commercial and industrial	(0.07)	0.20	1.47	1.64	1.34	(27)		(141)		0.06	0.78	(72)
Total commercial lending	(0.04)	0.12	0.86	0.97	0.81	(16)		(85)		0.04	0.47	(43)
Small-ticket commercial real estate	(0.40)	(0.18)	(0.05)	0.12	(0.22)	(22)		(18)		(0.29)	0.43	(72)
Total commercial banking	(0.04)	0.11	0.85	0.96	0.80	(15)		(84)		0.04	0.47	(43)
Total net charge-offs	2.42	2.59	2.89	2.61	2.67	(17)		(25)		2.51	2.59	(8)
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.32%	3.57%	4.01%	3.94%	3.63%	(25	)bps	(31	)bps	3.32%	3.63%	(31	)bps
International card businesses	3.39	3.62	3.64	3.54	3.28	(23)		11		3.39	3.28	11
Total credit card	3.32	3.58	3.98	3.91	3.60	(26)		(28)		3.32	3.60	(28)
Consumer banking:
Auto	5.57	5.15	6.51	5.71	5.40	42		17		5.57	5.40	17
Home loan(1)	—	0.20	0.20	0.17	0.14	(20)		(14)		—	0.14	(14)
Retail banking	0.84	0.75	0.76	0.73	0.54	9		30		0.84	0.54	30
Total consumer banking	5.33	3.86	4.76	4.10	3.79	147		154		5.33	3.79	154
Nonperforming Loans and Nonperforming Assets Rates(2)(3)
Credit card:
International card businesses	0.22%	0.25%	0.25%	0.28%	0.37%	(3	)bps	(15	)bps	0.22%	0.37%	(15	)bps
Total credit card	0.02	0.02	0.02	0.02	0.03	—		(1)		0.02	0.03	(1)
Consumer banking:
Auto	0.55	0.50	0.70	0.65	0.53	5		2		0.55	0.53	2
Home loan(1)	—	0.86	1.00	0.84	1.31	(86)		(131)		—	1.31	(131)
Retail banking	1.15	1.04	1.00	0.97	0.96	11		19		1.15	0.96	19
Total consumer banking	0.58	0.61	0.78	0.71	0.75	(3)		(17)		0.58	0.75	(17)
Commercial banking:
Commercial and multifamily real estate	0.01	0.01	0.15	0.23	0.13	—		(12)		0.01	0.13	(12)
Commercial and industrial	0.57	0.78	0.63	1.82	1.62	(21)		(105)		0.57	1.62	(105)
Total commercial lending	0.33	0.46	0.43	1.16	1.01	(13)		(68)		0.33	1.01	(68)
Small-ticket commercial real estate	1.18	1.46	1.65	1.59	1.89	(28)		(71)		1.18	1.89	(71)
Total commercial banking	0.34	0.47	0.44	1.16	1.01	(13)		(67)		0.34	1.01	(67)
Total nonperforming loans	0.25	0.32	0.35	0.54	0.53	(7)		(28)		0.25	0.53	(28)
Total nonperforming assets	0.30	0.35	0.41	0.60	0.60	(5)		(30)		0.30	0.60	(30)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Loan and Lease Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended June 30, 2018
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Home Loan(1)	Retail Banking	Total Consumer Banking	Commercial Banking	Other(1)	Total
Allowance for loan and lease losses:
Balance as of March 31, 2018	$5,332	$394	$5,726	$1,137	$53	$63	$1,253	$587	$1	$7,567
Charge-offs	(1,549)	(130)	(1,679)	(393)	—	(21)	(414)	(7)	(9)	(2,109)
Recoveries	383	36	419	211	—	5	216	14	1	650
Net charge-offs	(1,166)	(94)	(1,260)	(182)	—	(16)	(198)	7	(8)	(1,459)
Provision (benefit) for loan and lease losses	1,094	77	1,171	105	—	14	119	30	(47)	1,273
Allowance build (release) for loan and lease losses	(72)	(17)	(89)	(77)	—	(2)	(79)	37	(55)	(186)
Other changes(1)(4)	—	(13)	(13)	—	(53)	(1)	(54)	—	54	(13)
Balance as of June 30, 2018	5,260	364	5,624	1,060	—	60	1,120	624	—	7,368
Reserve for unfunded lending commitments:
Balance as of March 31, 2018	—	—	—	—	—	6	6	108	—	114
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	(1)	(1)	4	—	3
Balance as of June 30, 2018	—	—	—	—	—	5	5	112	—	117
Combined allowance and reserve as of June 30, 2018	$5,260	$364	$5,624	$1,060	$—	$65	$1,125	$736	$—	$7,485

	Six Months Ended June 30, 2018
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Home Loan(1)	Retail Banking	Total Consumer Banking	Commercial Banking	Other(1)	Total
Allowance for loan and lease losses:
Balance as of December 31, 2017	$5,273	$375	$5,648	$1,119	$58	$65	$1,242	$611	$1	$7,502
Charge-offs	(3,246)	(258)	(3,504)	(803)	—	(42)	(845)	(28)	(8)	(4,385)
Recoveries	759	108	867	413	1	10	424	16	1	1,308
Net charge-offs	(2,487)	(150)	(2,637)	(390)	1	(32)	(421)	(12)	(7)	(3,077)
Provision (benefit) for loan and lease losses	2,474	153	2,627	331	(6)	28	353	25	(48)	2,957
Allowance build (release) for loan and lease losses	(13)	3	(10)	(59)	(5)	(4)	(68)	13	(55)	(120)
Other changes(1)(4)	—	(14)	(14)	—	(53)	(1)	(54)	—	54	(14)
Balance as of June 30, 2018	5,260	364	5,624	1,060	—	60	1,120	624	—	7,368
Reserve for unfunded lending commitments:
Balance as of December 31, 2017	—	—	—	—	—	7	7	117	—	124
Benefit for losses on unfunded lending commitments	—	—	—	—	—	(2)	(2)	(5)	—	(7)
Balance as of June 30, 2018	—	—	—	—	—	5	5	112	—	117
Combined allowance and reserve as of June 30, 2018	$5,260	$364	$5,624	$1,060	$—	$65	$1,125	$736	$—	$7,485

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended June 30, 2018					Six Months Ended June 30, 2018
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)(7)	Other(6)(7)	Total	Credit Card	Consumer Banking	Commercial Banking(6)(7)	Other(6)(7)	Total
Net interest income	$3,396	$1,609	$549	$(3)	$5,551	$6,954	$3,224	$1,085	$6	$11,269
Non-interest income	884	175	209	373	1,641	1,741	349	396	346	2,832
Total net revenue	4,280	1,784	758	370	7,192	8,695	3,573	1,481	352	14,101
Provision (benefit) for credit losses	1,171	118	34	(47)	1,276	2,627	351	20	(48)	2,950
Non-interest expense	1,904	963	409	148	3,424	3,943	1,963	812	279	6,997
Income from continuing operations before income taxes	1,205	703	315	269	2,492	2,125	1,259	649	121	4,154
Income tax provision (benefit)	282	164	73	56	575	495	294	151	(46)	894
Income from continuing operations, net of tax	$923	$539	$242	$213	$1,917	$1,630	$965	$498	$167	$3,260

	Three Months Ended March 31, 2018
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)(7)	Other(6)(7)	Total
Net interest income	$3,558	$1,615	$536	$9	$5,718
Non-interest income	857	174	187	(27)	1,191
Total net revenue (loss)	4,415	1,789	723	(18)	6,909
Provision (benefit) for credit losses	1,456	233	(14)	(1)	1,674
Non-interest expense	2,039	1,000	403	131	3,573
Income (loss) from continuing operations before income taxes	920	556	334	(148)	1,662
Income tax provision (benefit)	213	130	78	(102)	319
Income (loss) from continuing operations, net of tax	$707	$426	$256	$(46)	$1,343

	Three Months Ended June 30, 2017					Six Months Ended June 30, 2017
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total
Net interest income	$3,294	$1,578	$569	$32	$5,473	$6,640	$3,095	$1,135	$77	$10,947
Non-interest income	875	183	183	(10)	1,231	1,613	378	341	(40)	2,292
Total net revenue	4,169	1,761	752	22	6,704	8,253	3,473	1,476	37	13,239
Provision (benefit) for credit losses	1,397	268	140	(5)	1,800	3,114	547	138	(7)	3,792
Non-interest expense	1,918	1,059	381	56	3,414	3,847	2,101	772	128	6,848
Income (loss) from continuing operations before income taxes	854	434	231	(29)	1,490	1,292	825	566	(84)	2,599
Income tax provision (benefit)	301	158	85	(101)	443	468	301	207	(219)	757
Income from continuing operations, net of tax	$553	$276	$146	$72	$1,047	$824	$524	$359	$135	$1,842

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2018 Q2 vs.				Six Months Ended June 30,
	2018	2018	2017	2017	2017	2018		2017				2018 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2018	2017	2017
Credit Card
Earnings:
Net interest income	$3,396	$3,558	$3,568	$3,440	$3,294	(5)%		3%		$6,954	$6,640	5%
Non-interest income	884	857	847	865	875	3		1		1,741	1,613	8
Total net revenue	4,280	4,415	4,415	4,305	4,169	(3)		3		8,695	8,253	5
Provision for credit losses	1,171	1,456	1,486	1,466	1,397	(20)		(16)		2,627	3,114	(16)
Non-interest expense	1,904	2,039	2,108	1,961	1,918	(7)		(1)		3,943	3,847	2
Income from continuing operations before income taxes	1,205	920	821	878	854	31		41		2,125	1,292	64
Income tax provision	282	213	297	306	301	32		(6)		495	468	6
Income from continuing operations, net of tax	$923	$707	$524	$572	$553	31		67		$1,630	$824	98
Selected performance metrics:
Period-end loans held for investment	$109,777	$107,576	$114,762	$109,130	$101,590	2		8		$109,777	$101,590	8
Average loans held for investment	107,893	109,502	110,029	102,545	100,043	(1)		8		108,693	100,603	8
Average yield on loans held for investment(8)	15.06%	15.24%	15.13%	15.58%	15.14%	(18	)bps	(8	)bps	15.15%	15.06%	9	bps
Total net revenue margin(9)	15.87	16.13	16.05	16.79	16.67	(26)		(80)		16.00	16.41	(41)
Net charge-off rate	4.67	5.03	4.99	4.51	5.02	(36)		(35)		4.85	5.02	(17)
30+ day performing delinquency rate	3.32	3.58	3.98	3.91	3.60	(26)		(28)		3.32	3.60	(28)
30+ day delinquency rate	3.33	3.59	3.99	3.92	3.62	(26)		(29)		3.33	3.62	(29)
Nonperforming loan rate(2)	0.02	0.02	0.02	0.02	0.03	—		(1)		0.02	0.03	(1)
Purchase volume(10)	$97,392	$86,545	$95,659	$84,505	$83,079	13%		17%		$183,937	$156,276	18%

						2018 Q2 vs.				Six Months Ended June 30,
	2018	2018	2017	2017	2017	2018		2017				2018 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2018	2017	2017
Domestic Card
Earnings:
Net interest income	$3,108	$3,229	$3,268	$3,132	$3,011	(4)%		3%		$6,337	$6,104	4%
Non-interest income	818	774	781	787	802	6		2		1,592	1,501	6
Total net revenue	3,926	4,003	4,049	3,919	3,813	(2)		3		7,929	7,605	4
Provision for credit losses	1,094	1,380	1,402	1,417	1,327	(21)		(18)		2,474	2,964	(17)
Non-interest expense	1,683	1,832	1,880	1,754	1,727	(8)		(3)		3,515	3,444	2
Income from continuing operations before income taxes	1,149	791	767	748	759	45		51		1,940	1,197	62
Income tax provision	268	184	280	273	277	46		(3)		452	437	3
Income from continuing operations, net of tax	$881	$607	$487	$475	$482	45		83		$1,488	$760	96
Selected performance metrics:
Period-end loans held for investment	$100,714	$98,535	$105,293	$99,981	$92,866	2		8		$100,714	$92,866	8
Average loans held for investment	98,895	100,450	101,087	93,729	91,769	(2)		8		99,668	92,398	8
Average yield on loans held for investment(8)	15.05%	15.10%	15.08%	15.51%	15.07%	(5	)bps	(2	)bps	15.07%	15.04%	3	bps
Total net revenue margin(9)	15.88	15.94	16.03	16.72	16.62	(6)		(74)		15.91	16.46	(55)
Net charge-off rate	4.72	5.26	5.08	4.64	5.11	(54)		(39)		4.99	5.12	(13)
30+ day delinquency rate	3.32	3.57	4.01	3.94	3.63	(25)		(31)		3.32	3.63	(31)
Purchase volume(10)	$88,941	$79,194	$87,287	$76,806	$75,781	12%		17%		$168,135	$142,731	18%
Refreshed FICO scores:(11)
Greater than 660	68%	66%	66%	65%	64%	2		4		68%	64%	4
660 or below	32	34	34	35	36	(2)		(4)		32	36	(4)
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2018 Q2 vs.				Six Months Ended June 30,
	2018	2018	2017	2017	2017	2018		2017				2018 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2018	2017	2017
Consumer Banking
Earnings:
Net interest income	$1,609	$1,615	$1,636	$1,649	$1,578	—		2%		$3,224	$3,095	4%
Non-interest income	175	174	179	192	183	1%		(4)		349	378	(8)
Total net revenue	1,784	1,789	1,815	1,841	1,761	—		1		3,573	3,473	3
Provision for credit losses	118	233	340	293	268	(49)		(56)		351	547	(36)
Non-interest expense	963	1,000	1,081	1,051	1,059	(4)		(9)		1,963	2,101	(7)
Income from continuing operations before income taxes	703	556	394	497	434	26		62		1,259	825	53
Income tax provision	164	130	144	181	158	26		4		294	301	(2)
Income from continuing operations, net of tax	$539	$426	$250	$316	$276	27		95		$965	$524	84
Selected performance metrics:
Period-end loans held for investment(1)	$58,727	$74,674	$75,078	$75,564	$74,973	(21)		(22)		$58,727	$74,973	(22)
Average loans held for investment(1)	66,480	74,997	75,289	75,363	74,469	(11)		(11)		70,715	73,903	(4)
Average yield on loans held for investment(8)	7.32%	6.86%	6.84%	6.79%	6.56%	46	bps	76	bps	7.08%	6.52%	56	bps
Auto loan originations	$6,994	$6,707	$6,215	$7,043	$7,453	4%		(6)%		$13,701	$14,478	(5)%
Period-end deposits	194,962	193,073	185,842	184,719	186,607	1		4		194,962	186,607	4
Average deposits	193,278	187,785	184,799	185,072	186,989	3		3		190,547	185,471	3
Average deposits interest rate	0.88%	0.80%	0.69%	0.62%	0.59%	8	bps	29	bps	0.84%	0.58%	26	bps
Net charge-off rate	1.19	1.19	1.66	1.47	1.25	—		(6)		1.19	1.22	(3)
30+ day performing delinquency rate	5.33	3.86	4.76	4.10	3.79	147		154		5.33	3.79	154
30+ day delinquency rate	5.80	4.27	5.34	4.61	4.33	153		147		5.80	4.33	147
Nonperforming loan rate(2)	0.58	0.61	0.78	0.71	0.75	(3)		(17)		0.58	0.75	(17)
Nonperforming asset rate(3)	0.73	0.70	0.91	0.88	0.96	3		(23)		0.73	0.96	(23)
Auto—At origination FICO scores:(12)
Greater than 660	50%	51%	51%	51%	51%	(1)%		(1)%		50%	51%	(1)%
621-660	19	18	18	18	18	1		1		19	18	1
620 or below	31	31	31	31	31	—		—		31	31	—
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2018 Q2 vs.				Six Months Ended June 30,
	2018	2018	2017	2017	2017	2018		2017				2018 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2018	2017	2017
Commercial Banking
Earnings:
Net interest income	$549	$536	$566	$560	$569	2%		(4)%		$1,085	$1,135	(4)%
Non-interest income	209	187	188	179	183	12		14		396	341	16
Total net revenue(6)(7)	758	723	754	739	752	5		1		1,481	1,476	—
Provision (benefit) for credit losses	34	(14)	100	63	140	**		(76)		20	138	(86)
Non-interest expense	409	403	437	394	381	1		7		812	772	5
Income from continuing operations before income taxes	315	334	217	282	231	(6)		36		649	566	15
Income tax provision	73	78	79	103	85	(6)		(14)		151	207	(27)
Income from continuing operations, net of tax	$242	$256	$138	$179	$146	(5)		66		$498	$359	39
Selected performance metrics:
Period-end loans held for investment	$67,609	$65,953	$64,575	$67,670	$67,672	3		—		$67,609	$67,672	—
Average loans held for investment	66,364	65,181	67,200	67,859	67,669	2		(2)		65,776	67,305	(2)
Average yield on loans held for investment(6)(8)	4.43%	4.16%	4.03%	3.98%	3.81%	27	bps	62	bps	4.30%	3.73%	57	bps
Period-end deposits	$31,078	$34,449	$33,938	$32,783	$33,153	(10)%		(6)%		$31,078	$33,153	(6)%
Average deposits	32,951	34,057	34,117	33,197	34,263	(3)		(4)		33,501	34,241	(2)
Average deposits interest rate	0.65%	0.52%	0.46%	0.42%	0.36%	13	bps	29	bps	0.59%	0.34%	25	bps
Net charge-off (recovery) rate	(0.04)	0.11	0.85	0.96	0.80	(15)		(84)		0.04	0.47	(43)
Nonperforming loan rate(2)	0.34	0.47	0.44	1.16	1.01	(13)		(67)		0.34	1.01	(67)
Nonperforming asset rate(3)	0.37	0.49	0.52	1.22	1.04	(12)		(67)		0.37	1.04	(67)
Risk category:(13)
Noncriticized	$64,923	$62,773	$61,162	$63,501	$63,802	3%		2%		$64,923	$63,802	2%
Criticized performing	2,088	2,432	2,649	2,878	2,660	(14)		(22)		2,088	2,660	(22)
Criticized nonperforming	229	309	284	788	686	(26)		(67)		229	686	(67)
PCI loans	369	439	480	503	524	(16)		(30)		369	524	(30)
Total commercial loans	$67,609	$65,953	$64,575	$67,670	$67,672	3		—		$67,609	$67,672	—
Risk category as a percentage of period-end loans held for investment:(13)
Noncriticized	96.1%	95.1%	94.7%	93.8%	94.3%	100	bps	180	bps	96.1%	94.3%	180	bps
Criticized performing	3.1	3.7	4.1	4.3	3.9	(60)		(80)		3.1	3.9	(80)
Criticized nonperforming	0.3	0.5	0.4	1.2	1.0	(20)		(70)		0.3	1.0	(70)
PCI loans	0.5	0.7	0.8	0.7	0.8	(20)		(30)		0.5	0.8	(30)
Total commercial loans	100.0%	100.0%	100.0%	100.0%	100.0%					100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2018 Q2 vs.		Six Months Ended June 30,
	2018	2018	2017	2017	2017	2018	2017			2018 vs.
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2018	2017	2017
Other(5)
Earnings:
Net interest income	$(3)	$9	$43	$51	$32	**	**	$6	$77	(92)%
Non-interest income(1)	373	(27)	(14)	49	(10)	**	**	346	(40)	**
Total net revenue (loss)(6)(7)	370	(18)	29	100	22	**	**	352	37	**
Provision (benefit) for credit losses(1)	(47)	(1)	—	11	(5)	**	**	(48)	(7)	**
Non-interest expense(14)	148	131	153	161	56	13%	164%	279	128	118
Income (loss) from continuing operations before income taxes	269	(148)	(124)	(72)	(29)	**	**	121	(84)	**
Income tax provision (benefit)	56	(102)	1,650	(142)	(101)	**	**	(46)	(219)	(79)
Income (loss) from continuing operations, net of tax	$213	$(46)	$(1,774)	$70	$72	**	196	$167	$135	24
Selected performance metrics:
Period-end loans held for investment	$11	$53	$58	$58	$67	(79)	(84)	$11	$67	(84)
Average loans held for investment	21	46	48	55	60	(54)	(65)	34	64	(47)
Period-end deposits	22,185	23,325	23,922	21,560	20,003	(5)	11	22,185	20,003	11
Average deposits	22,561	23,428	22,646	20,574	19,298	(4)	17	22,992	19,843	16
Total
Earnings:
Net interest income	$5,551	$5,718	$5,813	$5,700	$5,473	(3)%	1%	$11,269	$10,947	3%
Non-interest income	1,641	1,191	1,200	1,285	1,231	38	33	2,832	2,292	24
Total net revenue	7,192	6,909	7,013	6,985	6,704	4	7	14,101	13,239	7
Provision for credit losses	1,276	1,674	1,926	1,833	1,800	(24)	(29)	2,950	3,792	(22)
Non-interest expense	3,424	3,573	3,779	3,567	3,414	(4)	—	6,997	6,848	2
Income from continuing operations before income taxes	2,492	1,662	1,308	1,585	1,490	50	67	4,154	2,599	60
Income tax provision	575	319	2,170	448	443	80	30	894	757	18
Income (loss) from continuing operations, net of tax	$1,917	$1,343	$(862)	$1,137	$1,047	43	83	$3,260	$1,842	77
Selected performance metrics:
Period-end loans held for investment	$236,124	$248,256	$254,473	$252,422	$244,302	(5)	(3)	$236,124	$244,302	(3)
Average loans held for investment	240,758	249,726	252,566	245,822	242,241	(4)	(1)	245,218	241,875	1
Period-end deposits	248,225	250,847	243,702	239,062	239,763	(1)	4	248,225	239,763	4
Average deposits	248,790	245,270	241,562	238,843	240,550	1	3	247,040	239,555	3

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Loan, Allowance and Business Segment Disclosures (Tables 7—13)

(1)
In the second quarter of 2018, we sold the substantial majority of our consumer home loan portfolio and the related servicing. We also transferred the remaining consumer home loan portfolio of $398 million to loans held for sale as of June 30, 2018. These actions resulted in a net gain of approximately $400 million, including a benefit for credit losses of $46 million, which is reflected in the Other category.

(2)	Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category.

(3)
Nonperforming assets consist of nonperforming loans, real estate owned (“REO”) and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, REO and other foreclosed assets.

(4)	Represents foreign currency translation adjustments and the net impact of loan transfers and sales where applicable.

(5)
Charges for the impacts of the Tax Act of $1.77 billion were reflected in the Other category of our business segment results for Q4 2017. This amount was a reasonable estimate as of December 31, 2017, which may be adjusted during the measurement period ending no later than December 2018. The Tax Act refers to the Act to provide for reconciliation pursuant to titles II and V of the concurrent resolution on budget for fiscal year 2018 enacted on December 22, 2017.

(6)
Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate (21% for all periods in 2018 and 35% for all periods in 2017) and state taxes where applicable, with offsetting reductions to the Other category.

(7)
In the first quarter of 2018, we made a change in how revenue is measured in our Commercial Banking business to include the tax benefits of losses on certain tax-advantaged investments. These tax benefits are included in revenue on a taxable-equivalent basis within our Commercial Banking business, with an offsetting reduction to the Other category. In addition, all revenue presented on a taxable-equivalent basis in our Commercial Banking business was impacted by the reduction of the federal tax rate set forth in the Tax Act. The net impact of the measurement change and the reduction of the federal tax rate was a decrease of $28 million and $56 million in revenue in our Commercial Banking business in the second quarter and first six months of 2018, respectively, with an offsetting impact to the Other category.

(8)
Average yield on loans held for investment is calculated based on annualized interest income for the period divided by average loans held for investment during the period for the respective loan category. Annualized interest income is computed based on the effective yield of the respective loan category and does not include any allocations, such as funds transfer pricing.

(9)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average loans held for investment during the period for the respective loan category.

(10)	Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.

(11)
Percentages represent period-end loans held for investment in each credit score category. Domestic card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.

(12)
Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.

(13)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

(14)	Includes charges incurred as a result of restructuring activities.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Regulatory Capital Metrics
Common equity excluding AOCI	$47,359	$46,441	$45,296	$46,415	$45,459
Adjustments:
AOCI(2)(3)	(1,793)	(1,599)	(808)	(538)	(593)
Goodwill, net of related deferred tax liabilities	(14,368)	(14,379)	(14,380)	(14,300)	(14,299)
Intangible assets, net of related deferred tax liabilities(3)	(328)	(371)	(330)	(372)	(419)
Other	735	620	258	93	78
Common equity Tier 1 capital	$31,605	$30,712	$30,036	$31,298	$30,226
Tier 1 capital	$35,965	$35,073	$34,396	$35,657	$34,585
Total capital(4)	43,082	42,259	41,962	43,272	42,101
Risk-weighted assets	285,262	291,346	292,225	292,041	283,231
Adjusted average assets(5)	349,222	347,287	348,424	340,579	335,248
Capital Ratios
Common equity Tier 1 capital(6)	11.1%	10.5%	10.3%	10.7%	10.7%
Tier 1 capital(7)	12.6	12.0	11.8	12.2	12.2
Total capital(8)	15.1	14.5	14.4	14.8	14.9
Tier 1 leverage(5)	10.3	10.1	9.9	10.5	10.3
Tangible common equity (“TCE”)(9)	8.8	8.6	8.3	8.8	8.8

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results and provide alternate measurements of our performance. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2018				2018				Six Months Ended
	Q2				Q1				June 30, 2018
(Dollars in millions, except per share data and as noted)	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results
Selected income statement data:
Net interest income	$5,551	$26		$5,577	$5,718	—		$5,718	$11,269	$26		$11,295
Non-interest income	1,641	(361)		1,280	1,191	$2		1,193	2,832	(359)		2,473
Total net revenue	7,192	(335)		6,857	6,909	2		6,911	14,101	(333)		13,768
Provision for credit losses	1,276	46		1,322	1,674	—		1,674	2,950	46		2,996
Non-interest expense	3,424	(45)		3,379	3,573	(17)		3,556	6,997	(62)		6,935
Income from continuing operations before income taxes	2,492	(336)		2,156	1,662	19		1,681	4,154	(317)		3,837
Income tax provision (benefit)	575	(92)		483	319	4		323	894	(88)		806
Income from continuing operations, net of tax	1,917	(244)		1,673	1,343	15		1,358	3,260	(229)		3,031
Income (loss) from discontinued operations, net of tax	(11)	—		(11)	3	—		3	(8)	—		(8)
Net income	1,906	(244)		1,662	1,346	15		1,361	3,252	(229)		3,023
Dividends and undistributed earnings allocated to participating securities(11)	(12)	2		(10)	(10)	—		(10)	(23)	2		(21)
Preferred stock dividends	(80)	—		(80)	(52)	—		(52)	(132)	—		(132)
Net income available to common stockholders	$1,814	$(242)		$1,572	$1,284	$15		$1,299	$3,097	$(227)		$2,870
Selected performance metrics:
Diluted EPS(11)	$3.71	$(0.49)		$3.22	$2.62	$0.03		$2.65	$6.33	$(0.47)		$5.86
Efficiency ratio	47.61%	167	bps	49.28%	51.72%	(27	)bps	51.45%	49.62%	75	bps	50.37%
Operating efficiency ratio	41.70	138		43.08	45.72	(26)		45.46	43.67	61		44.28

	2017				2017				Six Months Ended
	Q2				Q1				June 30, 2017
(Dollars in millions, except per share data and as noted)	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results
Selected income statement data:
Net interest income	$5,473	—		$5,473	$5,474	$33		$5,507	$10,947	$33		$10,980
Non-interest income	1,231	—		1,231	1,061	37		1,098	2,292	37		2,329
Total net revenue	6,704	—		6,704	6,535	70		6,605	13,239	70		13,309
Provision for credit losses	1,800	—		1,800	1,992	—		1,992	3,792	—		3,792
Non-interest expense	3,414	$(12)		3,402	3,434	(29)		3,405	6,848	(41)		6,807
Income from continuing operations before income taxes	1,490	12		1,502	1,109	99		1,208	2,599	111		2,710
Income tax provision (benefit)	443	4		447	314	(1)		313	757	3		760
Income from continuing operations, net of tax	1,047	8		1,055	795	100		895	1,842	108		1,950
Income (loss) from discontinued operations, net of tax	(11)	—		(11)	15	—		15	4	—		4
Net income	1,036	8		1,044	810	100		910	1,846	108		1,954
Dividends and undistributed earnings allocated to participating securities(11)	(8)	—		(8)	(5)	—		(5)	(13)	—		(13)
Preferred stock dividends	(80)	—		(80)	(53)	—		(53)	(133)	—		(133)
Net income available to common stockholders	$948	$8		$956	$752	$100		$852	$1,700	$108		$1,808
Selected performance metrics:
Diluted EPS(11)	$1.94	$0.02		$1.96	$1.54	$0.21		$1.75	$3.49	$0.22		$3.71
Efficiency ratio	50.92%	(17	)bps	50.75%	52.55%	(100	)bps	51.55%	51.73%	(58	)bps	51.15%
Operating efficiency ratio	44.44	(18)		44.26	46.49	(93)		45.56	45.45	(55)		44.90

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of tangible common equity (“TCE”), tangible assets and metrics computed using these amounts, which include tangible book value per common share, return on average tangible assets, return on average TCE and TCE ratio. We consider these metrics to be key financial performance measures that management uses in assessing capital adequacy and the level of returns generated. While these non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, our measures may not be comparable to similarly-titled measures reported by other companies. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2018	2018	2017	2017	2017
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2
Tangible Common Equity (Period-End)
Stockholders’ equity	$49,926	$49,203	$48,730	$50,154	$49,137
Goodwill and intangible assets(12)	(15,013)	(15,063)	(15,106)	(15,249)	(15,301)
Noncumulative perpetual preferred stock	(4,360)	(4,360)	(4,360)	(4,360)	(4,360)
Tangible common equity	$30,553	$29,780	$29,264	$30,545	$29,476
Tangible Common Equity (Average)
Stockholders’ equity	$49,827	$49,031	$50,710	$50,176	$49,005
Goodwill and intangible assets(12)	(15,043)	(15,092)	(15,223)	(15,277)	(15,336)
Noncumulative perpetual preferred stock	(4,360)	(4,360)	(4,360)	(4,360)	(4,360)
Tangible common equity	$30,424	$29,579	$31,127	$30,539	$29,309
Tangible Assets (Period-End)
Total assets	$363,989	$362,857	$365,693	$361,402	$350,593
Goodwill and intangible assets(12)	(15,013)	(15,063)	(15,106)	(15,249)	(15,301)
Tangible assets	$348,976	$347,794	$350,587	$346,153	$335,292
Tangible Assets (Average)
Total assets	$363,929	$362,049	$363,045	$355,191	$349,891
Goodwill and intangible assets(12)	(15,043)	(15,092)	(15,223)	(15,277)	(15,336)
Tangible assets	$348,886	$346,957	$347,822	$339,914	$334,555
__________

(1)	Regulatory capital metrics and capital ratios as of June 30, 2018 are preliminary and therefore subject to change.

(2)	Amounts presented are net of tax.

(3)	Amounts based on transition provisions for regulatory capital deductions and adjustments of 80% for 2017 and 100% for 2018.

(4)	Total capital equals the sum of Tier 1 capital and Tier 2 capital.

(5)
Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.

(6)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.

(7)	Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.

(8)	Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.

(9)	TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.

(10)	Adjustments for the following periods consist of:

	2018	2018	Six Months Ended	2017	2017	Six Months Ended
(Dollars in millions)	Q2	Q1	June 30, 2018	Q2	Q1	June 30, 2017
Net gain on sale of home loans	$(400)	—	$(400)	—	—	—
Restructuring charges	15	$19	34	—	—	—
U.K. Payment Protection Insurance customer refund reserve (“U.K. PPI Reserve”)	49	—	49	—	$99	$99
Charges related to the Cabela’s acquisition	—	—	—	$12	—	12
Total	(336)	19	(317)	12	99	111
Income tax provision (benefit)	(92)	4	(88)	4	(1)	3
Net income	$(244)	$15	$(229)	$8	$100	$108

(11)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total.

(12)	Includes impact of related deferred taxes.